Offerings - Offering: 1	Feb. 23, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, $0.0001 par value per share
Maximum Aggregate Offering Price	$ 1,000,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 138,100.00
Offering Note	(1) Consists of shares of the registrant's common stock, $0.0001 par value per share (the "Common Stock"), to be issued and sold from time to time pursuant to that certain Sales Agreement, dated as of February 25, 2026, by and between the registrant and TD Securities (USA) LLC. (2) The proposed maximum per security and aggregate offering prices will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder. (3) Estimated in accordance with Rules 457(o) and (r) solely for the purpose of calculating the registration fee.